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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) September 12, 2003

                         MICHAEL ANTHONY JEWELERS, INC.

             (Exact name of registrant as specified in its charter)

        Delaware                      015230                  No. 13-2910285
(State of Incorporation)       (Commission file number)      (I.R.S. Employer
                                                            Identification No.)



                          115 South MacQuesten Parkway
                        Mount Vernon, New York 10550-1724
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (914) 699-0000



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ITEM 5.  OTHER EVENTS

Michael Anthony Jewelers, Inc. (the "Company") is filing this report on Form 8-K to report results for the second quarter ended August 2, 2003. A copy of the press release relating to this announcement is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         The following exhibit is filed with this report.

         C.   Exhibits

              99      Press Release issued September 12, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MICHAEL ANTHONY JEWELERS, INC.



Dated:  September 12, 2003                  By:\s\  Allan Corn
                                                -------------------------------
                                            Allan Corn
                                            Senior Vice President and
                                            Chief Financial Officer


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